Exhibit 99.3

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

FOR BROKER-DEALER AND RIA USE ONLY.

On March 10, 2016, the board of directors of CNL Lifestyle Properties, Inc. (the REIT) approved the estimated net asset value (NAV) per share of the REIT’s common stock to be $3.051 as of Dec. 31, 2015 (2015 NAV).

•	The 2015 NAV is reflective of the following:

•	The special cash distribution of $1.30 per share in December 2015.

•	Dispositions of certain assets and market value indications discovered in connection with the REIT’s strategic alternatives process in the past year.

NAV Per Share	Description
$5.20	2014 NAV
($1.30)	Special cash distribution paid to shareholders on December 4, 2015
($0.85)	Value adjustment attributed to decline in NAV

$3.05	2015 NAV

•	First quarter statements will begin mailing on or about April 8, 2016. First quarter statements will reflect the 2015 NAV of $3.05[1], as of Dec. 31, 2015.

•	The REIT mailed a letter to its shareholders and will hold a webinar about the valuation for financial advisors and broker-dealers on March 17, 2016, at 3:00 p.m. ET. Visit CNLLifestyleREIT.com/webinar to register for the webinar, and dial 888-221-1785 for access.

•	In determining the estimated NAV per share, the REIT engaged CBRE Capital Advisors, Inc. (CBRE Cap) to provide property level and aggregate valuation analyses of the REIT and its investments and to provide a range for the estimated NAV per share as of the valuation date.

•	The valuation process used by the REIT was designed to follow methodologies prescribed by the Investment Program Association (IPA), Practice Guidelines 2013-01, Valuations of Publicly Registered Non-Listed REITs, which was issued by the IPA on April 29, 2013.[2]

1.	What is the estimated NAV per share as of Dec. 31, 2015?

•	On March 10, 2016, the REIT’s board of directors unanimously determined that the estimated 2015 NAV per share of its common stock is $3.05[1], net of estimated transaction fees, closing costs and contingencies in connection with the REIT’s strategic alternatives process. While this valuation is lower than the estimated net asset value of $5.20 per common share, as of Dec. 31, 2014 (2014 NAV), the REIT remains focused on actively managing its assets and operations, and is steadfastly committed to the ongoing evaluation and conclusion of the liquidity provision process for its much smaller portfolio of remaining properties.

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

2.	What are the most significant factors contributing to the decrease in the estimated 2015 NAV from the estimated 2014 NAV?

The most significant factors contributing to the estimated 2015 NAV are:

•	The special cash distribution of $1.30 per share in December 2015.

•	Dispositions and market value indications discovered during the REIT’s strategic alternatives process in the past year.

3.	What is a market value indication?

•	Market value indications are real-time, market-based pricing data resulting from ongoing initiatives with Jefferies LLC (Jefferies) to market the REIT’s assets and portfolio for sale, which is part of the broader strategic process to provide liquidity to shareholders.

•	Since April 2014, the REIT has engaged in discussions and negotiations with potential candidates to purchase various components of the portfolio.

4.	Was this data factored in the estimated 2015 NAV?

•	The market-based indications of value were available for the REIT’s consideration and factored into the 2015 NAV.

5.	What other factors impacted the reduction of the estimated 2015 NAV?

•	Performance in certain properties and regions did not meet the REIT’s, or the REIT’s operators’ forecasts. Performance is a key input in determining the estimated 2015 NAV.

•	Additionally, throughout 2015, we continued to receive market value indications as a result of the strategic initiative work that has taken place to date.

•	Consistent with the 2014 NAV, the REIT’s board of directors made the decision that the deduction of estimated transaction fees, closing costs and contingencies was appropriate in determining a net asset value for 2015. However, there are no assurances that such costs will be incurred at the level estimated by the REIT.

6.	What historical factors continue to impact the estimated NAV?

•	Many of the REIT’s asset classes experience seasonal fluctuations, which impact the timing when base rent payments are made by our tenants, and this further impacts the REIT’s operating cash flows.

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

7.	What has the REIT’s management team done since the 2014 valuation to improve the estimated NAV?

•	In 2015, the REIT liquidated more than $1.3 billion of assets through nine transactions, including:

•	The sale of 12 of the REIT’s 17 marina assets.

•	The sale of the Omni Mount Washington Resort and Bretton Woods ski area.

•	The sale of four attractions properties.

•	The sale of the REIT’s 81.98 percent joint venture interest in the Dallas Market Center.

•	The sale of 38 senior housing properties.

•	In 2015, the REIT retired more than $682 million in debt, including repayment of all corporate senior unsecured notes.

•	While the REIT is not satisfied with the most recent valuation, the REIT retains conviction that it has assembled a unique collection of difficult-to-replicate assets. Until final liquidation, the REIT will continue to drive the best performance possible through ongoing oversight of operations, and continuing to implement strategies to grow revenue and net operating income.

•	The REIT continues to work with Jefferies to identify and execute strategic liquidity alternatives for shareholders.

8.	What is the plan going forward to increase the REIT’s estimated NAV per share?

•	The REIT will continue to take thoughtful and definitive steps to help further grow property income by working with its property managers and tenants to continue to implement strategies intended to grow revenue and net operating income.

•	In addition, the REIT’s Advisor will continue to recognize the waiver and reduction of advisory fees, which, made effective April 1, 2014, include:

•	The full elimination of acquisition fees on equity, performance fees, debt acquisition fees and disposition fees, and the reduction in the asset management fees.

9.	How did the board of directors determine the estimated NAV per share of $3.05[1]?

•	CBRE Cap prepared and provided to the valuation committee and board of directors a report containing a range of values for the REIT’s common stock as of Dec. 31, 2015.

•	Upon review of the report, the valuation committee determined that the range of per share values was reasonable and recommended, that and the board of directors accept the report.

•	The board unanimously approved $3.05 as the estimate NAV per share, net of estimated transaction fees, closing costs and contingencies related to the strategic alternatives process.

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

10.	Are you optimistic that per share price can get back to $10?

•	No. Given the challenges experienced by the REIT, it is unlikely the REIT will get back to $10.00 per share. The REIT remains steadfast in its resolve to achieve the best possible outcome for shareholders.

11.	Has the REIT defined a plan for its exit strategy?

•	The REIT has been working with Jefferies for nearly two years to evaluate and pursue strategic alternatives to provide liquidity to shareholders.

•	In 2015, the REIT sold approximately $1.3 billion in assets and retired more than $682 million in debt, including repayment of all corporate senior unsecured notes.

•	Extensive negotiations and discussions are ongoing for the remainder of the portfolio.

12.	What impact will the estimated NAV per share have on the REIT’s distribution?

•	As of March 10, 2016, the REIT’s quarterly cash distribution remains unchanged at $0.05 per share, representing an annualized distribution[3] of 6.6 percent on the estimated 2015 NAV of $3.05[1] per share. As of March 10, 2016, there are no anticipated further reductions to quarterly distribution; however, this may change based on the strategic alternatives process.

13.	Who provided the valuation services for the 2015 valuation?

•	CBRE Cap, a subsidiary of CBRE, an independent investment banking firm that specializes in providing real estate financial services. The valuation committee and the REIT’s board of directors elected to engage CBRE Cap based on many factors, including but not limited to:

•	CBRE Cap’s and its affiliates’ experience in the valuation of assets similar to those owned by the REIT.

•	CBRE Cap’s experience in undertaking the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions, and

•	CBRE Cap’s familiarity with the REIT’s business model and portfolio of assets.

14.	What is the valuation process?

•	The REIT engaged CBRE Cap to assist in establishing a range of estimated net asset values for the REIT. The REIT’s board of directors authorized the REIT’s valuation committee, which is comprised solely of independent directors, to review CBRE Cap’s valuation analyses and range of estimated NAV per share. Based on certain methodologies recommended by the Investment Program Association (IPA)[2] , in the IPA Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, effective April 29, 2013, the REIT’s board of directors determined the estimated NAV per share of the REIT’s common stock as of Dec. 31, 2015.

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

15.	What valuation methodologies did CBRE Cap use in its 2015 valuation of the REIT’s assets?

•	In preparing the valuation report, CBRE Cap, among other things:

•	Reviewed financial and operating information requested from or provided by the REIT’s Advisor and senior management.

•	Reviewed and discussed with senior management of the REIT and its Advisor the historical and anticipated future financial performance of the REIT’s properties, including forecasts prepared by the REIT’s senior management and its Advisor.

•	Commissioned restricted-use appraisals, which contained analysis on each of the REIT’s real property assets (MAI Appraisals).

•	Reviewed the REIT’s reports, including the REIT’s preliminary unaudited balance sheet as of Dec. 31, 2015, and Quarterly Report on Form 10-Q for the nine months ended Sept. 30, 2015.

•	Held discussions with, and reviewed materials from Jefferies, including market indications of value and letters of intent from multiple potential buyers and executed purchase and sale agreements, in each case with respect to several assets in the REIT’s portfolio (collectively, “Market Value Indications”). For further discussion of recent developments in the REIT’s strategic alternatives process, see the REIT’s 8-Ks filed May 6, 2015, June 12, 2015, October 1, 2015, November 25, 2015, and December 8, 2015.

16.	Are there any differences in the methodology used or assumptions in the 2015 valuation versus the 2014 valuation?

•	Much like the 2014 valuation, CBRE Cap’s 2015 valuation was based on IPA-recommended methodologies, including numerous market, general business and regulatory assumptions.[2]

17.	How was the estimated 2015 NAV per share calculated as of Dec. 31, 2015?

•	Fair market value of real estate assets:

+ Wholly-owned operating assets

+ Partially-owned assets

+ Cash

+ Accounts receivables and other assets

+ Mortgages and other notes receivables

– Fair market value of debt

– Accounts payable and other liabilities

– Estimated transaction fees, closing costs and contingencies

= Estimated Dec. 31, 2015 NAV

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

•	Estimated NAV per share = estimated Dec 2015 NAV/325.2M shares outstanding

•	The estimated 2015 NAV is $3.05

18.	What assurance can the Company provide relative to the valuation conclusion?

Neither the REIT nor CBRE Cap can give assurances that:

•	A shareholder would be able to resell his or her shares at this estimated value.

•	A shareholder would ultimately realize distributions per share equal to the estimated NAV per share upon liquidation of the REIT’s assets and settlement of its liabilities, or a sale of the REIT.

•	The REIT’s shares would trade at a price equal to or greater than the estimated NAV per share if the shares were listed on a national securities exchange.

•	The methodology used to estimate the NAV would be acceptable to the SEC, FINRA or under ERISA for compliance with reporting requirements.

•	The use of different estimates, assumptions, judgments or opinions may have resulted in significantly different estimates of the value of the REIT’s shares.

19.	Is the CBRE Cap report available for review/ distribution?

•	The report is available for due diligence use only upon signing an access letter with CBRE Cap.

20.	Why is it an “estimated” NAV per share?

•	The estimated NAV per share is simply an estimate of the value of the equity of the REIT as of Dec. 31, 2015. The estimated NAV is only an estimate and is based on a number of assumptions and estimates which may not be complete.

•	The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the REIT or shareholders may receive if the REIT were to list its shares or liquidate its assets, now or in the future.

•	Appraisals are an estimate of value at a given point in time and do not necessarily reflect the price that a property could be bought or sold. The appraisal of many of the REIT’s unique properties are constrained by the limited number of comparable transactions in the market, particularly for lifestyle assets such as ski and attractions.

21.	What options are available to shareholders who need immediate liquidity?

•	The redemption plan has been suspended.

22.	When will shareholders’ statements reflect the estimated 2015 NAV?

•	For shareholders who hold their investment directly with the REIT, the new estimated NAV per share will be reflected on their first quarter statements, which will mail / be available online, on or about April 8, 2016.

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

•	The new estimated 2015 NAV will also be available on DST FanWeb and DST Vision on March 16, 2016, the day after the Form 8-K files.

•	For shareholders who hold their shares in brokerage or qualified accounts, while the REIT has no influence on when brokerage firms update their respective statements, the REIT has the following understanding:

•	Brokerage companies typically provide statements monthly if activity occurs (trades, etc.) but in no event are statements provided less frequently than quarterly regardless of activity. This is an SEC rule.

23.	When will the REIT undertake another valuation?

•	The REIT anticipates conducting a valuation of its assets annually. However, because the REIT is seeking strategic alternatives for the remainder of the portfolio, it may or may not conduct another valuation prior to liquidity.

24.	How is the valuation being communicated?

Date	Communication
March 15, 2016	Form 8-K files announcing NAV (FA email and letter as exhibits)
March 15, 2016	DDO/BD home office email
March 15, 2016	Internal reference points
March 15, 2016	Post shareholder letter to CNLLifestyleReit.com
March 16, 2016	Distribute FA email (including copy of shareholder letter, FAQ, and registration link to webinar
March 17, 2016	Shareholder letter begins mailing (copy financial advisors)
March 17, 2016	Webinar @ 3 p.m. ET
March 22, 2016	Webinar replay posted to CNLLifestyleREIT.com

For complete information about the REITs announcement, please read its Current Report on Form 8-K as filed on March 15, 2016, with the SEC.

[1]

This valuation represents the estimated value per share as a snapshot in time and will likely change over the REIT’s life cycle. The estimated NAV per share does not necessarily represent the amount an investor could expect to receive if the REIT were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share is only an estimate and is based on a number of assumptions and estimates which may not be correct. Many investments sell at a discount to NAV. The NAV is based on numerous assumptions with respect to industry, business, economic and regulatory conditions, all of which are subject to changes beyond the control of CBRE Cap or the REIT. Throughout the valuation process, the

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.

Valuation FAQ

DISTRIBUTION DATE: MARCH 15, 2016

valuation committee, the REIT’s advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices.
[2]	There is no assurance that the IPA Guidelines were met or that the IPA valuation methodology is acceptable to the SEC, FINRA or under ERISA for compliance with reporting requirements.
[3]	The REIT has and may continue to use borrowings to fund a portion of its distributions in order to avoid distribution volatility.

FOR BROKER-DEALER AND RIA USE ONLY. CNL Lifestyle Properties - Valuation Reference Points/FAQ	CLP-16-16079

Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, will, continues, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the REIT’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements.